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                                                                  EX-99.906 CERT

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer: Penn Series Funds, Inc.

     In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


                                                         /s/ Peter M. Sherman
Date:  April 4, 2007                                 ---------------------------
                                                           Peter M. Sherman
                                                       Chief Executive Officer


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     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  Penn Series Funds, Inc.

     In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


                                                         /s/ Jill Bukata
Date:  April 4, 2007                               -----------------------------
                                                           Jill Bukata
                                                    Principal Financial Officer